Exhibit 10.5(b)
EXECUTION COPY
FIRST AMENDMENT
     FIRST AMENDMENT (this “Amendment”), dated as of April 10, 2006, by and among CRYSTAL RIVER CAPITAL, INC., a corporation organized under the laws of the State of Maryland (“Borrower”), BANK HAPOALIM B.M. (“New Lender”) and SIGNATURE BANK (“Signature”), as a lender (in such capacity, a “Lender” and, together with the New Lender, the “Lenders”) and as administrative agent for Lenders (in such capacity, the “Agent”). Terms which are capitalized in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).
     WHEREAS, Borrower, Agent and Lender are parties to that certain Revolving Credit Agreement, dated as of March 1, 2006 (as amended, modified or supplemented from time to time, the “Credit Agreement”); and
     WHEREAS, Borrower has requested a Maximum Advance Increase of $10,000,000; and
     WHEREAS, New Lender desires to become an additional Lender under the Credit Agreement and provide such Maximum Advance Increase; and
     WHEREAS, subject to the terms and conditions contained in this Amendment, the Credit Agreement shall be amended as set forth herein;
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Amendment to Credit Agreement. Upon the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
          (a) Section 1.2 of the Credit Agreement is amended by deleting the definition of the terms “Change of Control” and “Maximum Advance Amount” in their entirety, and substituting the following in lieu thereof:
     “Change of Control” shall mean the occurrence of any event which results in Hyperion Crystal River Capital Advisors, LLC, a wholly-owned subsidiary of Hyperion Brookfield Asset Management, Inc., or another wholly-owned subsidiary of Hyperion Brookfield Asset Management, Inc. not acting as manager and advisor of Borrower.
     “Maximum Revolving Advance Amount” shall mean $31,000,000, which such amount may be increased in accordance with Section 2.4(b) hereof.
          (b) Section 2.1 of the Credit Agreement is amended by deleting the last sentence in its entirety and substituting the following in lieu thereof:

Borrower hereby agrees that Borrower shall not request, Lenders shall not be obligated to make, and there shall not be outstanding any Advances from and including the 29th day of any month to and including the 3rd day of the immediately succeeding month.
              (c) Section 2.2(a) of the Credit Agreement is amended by deleting clause (iv) in its entirety and substituting the following in lieu thereof:
(iv) the date such Advance shall be repaid (the “Repayment Date”), which shall be the Business Day immediately following the date specified in the Agency Factor with respect to such RMBS as the date the related Agency expects to pay principal with respect to such RMBS, but in any event not later than the 28th day of the calendar month in which such Borrowing Date occurs (it being understood that the RMBS identified in any Notice of Borrowing with respect to an Advance shall have the same Repayment Date).
              (d) Section 14.6(f) of the Credit Agreement is amended by deleting the address information of Borrower in its entirety and substituting the following in lieu thereof:
If to Borrower:
Crystal River Capital, Inc.
c/o Hyperion Brookfield Asset Management, Inc.
Three World Financial Center
200 Vesey Street, Floor 10
New York, New York 10281-1010
Attention: Daniel S. Kim
Telephone: (212) 549-8465
Facsimile: (212) 549-8310
     Section 2. Additional Lender.
          (a) Upon the Effective Date (as defined in Section 3), New Lender shall become a Lender under the Credit Agreement.
          (b) Notwithstanding the terms and provisions of Section 2.4(b) of the Credit Agreement, after giving effect to the increase in the Maximum Advance Amount as described therein, the Commitment Percentage of the Lenders shall be reallocated as follows:

New Lender	32.26%
Signature	67.74%
          Each of Borrower, Agent and Lenders expressly consents to the reallocation set forth above and hereby waives compliance with all notice requirements set forth in Section 2.4(b) of the Credit Agreement. The parties hereto further agree that any noncompliance with the provisions of the Credit Agreement by virtue of the reallocation set forth above shall not constitute a Default or Event of Default by Borrower and that such reallocation shall be deemed to be permissible and effective in all respects and for all purposes under the Credit Agreement.

          (c) Notwithstanding Section 2.4(c) of the Credit Agreement to the contrary, New Lender shall not be required to purchase on the Effective Date from Lender an amount of the outstanding Advances as is necessary to cause the outstanding Advances to be reallocated among the Lenders in accordance with each Lender’s Commitment Percentage (as is in effect after the Effective Date) if (i) on the Effective Date, New Lender makes or agrees to make on the next Business Day an Advance to Borrower in an amount equal to the Maximum Advance Increase; and (ii) the amount of outstanding Advances on the date New Lender makes such Advances (prior to giving effect thereto) equals $21,000,000.
          (d) Notwithstanding Section 2.1 of the Credit Agreement to the contrary, each of Borrower, Agent and Lenders hereby agree that any Advance to be made to Borrower on the Effective Date or the next Business Day thereafter shall be fully funded by New Lender unless on the date such Advance is made (but prior to giving effect to such Advance) the outstanding Advances are less than $21,000,000.
          (e) By executing this Amendment, New Lender confirms to and agrees with Borrower, each other Lender and Agent as follows: (i) Agent makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Revolving Credit Note or any other instrument or document furnished pursuant thereto; (ii) Agent makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its Obligations under the Credit Agreement, the Revolving Credit Note or any other instrument or document furnished pursuant hereto; (iii) New Lender confirms that it has received a copy of the Credit Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iv) New Lender will, independently and without reliance upon Agent, or any other Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) New Lender appoints and authorizes Agent on its behalf to take such action as agent and to exercise such powers under the Credit Agreement and Other Documents as are delegated to Agent by the terms thereof; (vi) New Lender agrees that it will comply with and perform all of its respective obligations as set forth in the Credit Agreement and Other Documents to be performed by it as a Lender; and (vii) New Lender represents and warrants to Agent, Lenders and Borrower that it is either (x) entitled to the benefits of an income tax treaty with the United States of America that provides for an exemption from the United States withholding tax on interest and other payments made by Borrower under the Credit Agreement and Other Documents or (y) is engaged in trade or business within the United States of America.
     Section 3. Conditions Precedent. This Amendment shall be effective upon the date on which the following conditions precedent are satisfied (such date, the “Effective Date”):
          (a) Agent and Lenders shall have received a duly executed counterpart of this Amendment from Borrower;

          (b) Borrower shall have executed and delivered to New Lender a Revolving Credit Note in the amount of $10,000,000;
          (c) Agent shall have received a Certificate of the Secretary or an Assistant Secretary of Borrower certifying that since February 28, 2006, there have been no modifications, amendments or any other changes with respect to Borrower’s (i) Certificate of Incorporation; (ii) By-Laws; (iii) Resolutions by its Board of Directors; and (iv) incumbency of officers authorized to sign this Amendment, and all other documents and instruments executed or delivered in connection therewith and the names and validity of signatures of such officers;
          (d) Agent shall have received a closing certificate signed by the Chief Financial Officer of Borrower dated as of the date hereof, stating that (i) all representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment (except for such representations and warranties that were only required to be true and correct as of a specified prior date) and the Other Documents are true and correct on and as of such date, (ii) Borrower is on such date in compliance with all the terms and provisions set forth in this Amendment, the Credit Agreement and the Other Documents and (iii) on such date no Default or Event of Default has occurred or is continuing;
          (e) Agent shall have received an opinion of Borrower’s legal counsel, addressed to Agent, in form and substance satisfactory to Agent which shall cover the matters contemplated herein;
          (f) Agent shall have received good standing certificates for Borrower, issued by the Secretary of State or other appropriate official of Borrower’s jurisdiction of incorporation and each jurisdiction where the conduct of Borrower’s business activities or the ownership of its properties necessitates qualification;
          (g) All representations and warranties set forth in the Credit Agreement, as amended by this Amendment (except for such representations and warranties that were only required to be true and correct as of a specified prior date) shall be true and correct in all material respects on and as of the Effective Date;
          (h) No Default or Event of Default shall have occurred and be continuing on the date hereof;
          (i) No event, condition or state of facts shall have occurred since the Closing Date, which such event, condition or state of facts has had or is reasonably likely to have a Material Adverse Effect;
          (j) Agent shall be reasonably satisfied that Borrower is in compliance with all pertinent Federal, state, local or territorial regulations applicable to Borrower, including those with respect to the Federal Occupational Safety and Health Act, the Environmental Protection Act, ERISA and the Trading with the Enemy Act;
          (k) Agent shall have received and reviewed to its satisfaction full, complete final and signed copies of all further agreements, consents, instruments and documents as may be necessary or proper, in its reasonable opinion, and in the reasonable opinion of its counsel, to carry out the provisions and purposes of this Amendment;
          (l) Borrower shall have paid to New Lender an upfront fee in the amount of $50,000; and
          (m) Borrower shall have paid any and all fees and expenses incurred by Agent, Lenders and New Lender in connection with the preparation and execution of this Amendment.
     Section 4. Representations and Warranties. Borrower represents and warrants to Agent and Lenders that:
          (a) Borrower has the corporate power, authority and legal right to execute, deliver and perform this Amendment and the other instruments, agreements, documents and transactions contemplated hereby to which it is a party, and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment and the other instruments, agreements, and documents to which it is a party and the transactions contemplated hereby and thereby;
          (b) No consent of any Person (including, without limitation, stockholders or creditors of Borrower) other than Agent and Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery and performance by Borrower, or the validity or enforceability against Borrower, of this Amendment and the other instruments, agreements, documents and transactions contemplated hereby to which it is a party;
          (c) This Amendment has been duly executed and delivered on behalf of Borrower by its duly authorized officer, and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally or equitable remedies (whether arising in a proceeding at law or in equity);
          (d) No Default or Event of Default has occurred and is continuing on the date hereof;
          (e) Borrower is duly incorporated and in good standing under the laws of its state of incorporation and each other state in which qualification and good standing are necessary for Borrower to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect; and
          (f) Upon the Effective Date, Borrower is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound. Neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will (i) violate any law or regulation, or (ii) result in or cause a violation by Borrower of any order or decree of any court or government instrumentality, or (iii) conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, material agreement or other material instrument to which Borrower is a party or by which it may be bound, or (iv) result in the creation or imposition of any lien, charge, or encumbrance upon any of the property of Borrower, except in favor of Agent, for the benefit of Lenders, to secure the Obligations, or (v) violate any provision of the Certificate of Incorporation, By-Laws or any capital stock or similar equity instrument of Borrower.
     Section 5. General Provisions.
          (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.
          (b) Borrower hereby acknowledges and confirms that effective as of March 13, 2006, the legal name of Hyperion Capital Management, Inc. was changed to Hyperion Brookfield Asset Management, Inc. and that except for such change in name, no change or modification in its corporate structure has occurred since the Closing Date.
          (c) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all which shall constitute one and the same agreement. Signatures by facsimile shall bind the parties hereto.
          (d) All references in the Other Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby and as hereafter amended, supplemented or modified from time to time. From and after the date hereof, all references in the Credit Agreement to “this Agreement,” “hereof,” “herein,” or similar terms, shall mean and refer to the Credit Agreement as amended by this Amendment.
          (e) This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.
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     IN WITNESS WHEREOF, each of Agent, New Lender and Borrower have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CRYSTAL RIVER CAPITAL, INC.,
as Borrower

By:	/s/ Daniel S. Kim

Name:	Daniel S. Kim

Title:	Assistant Secretary

SIGNATURE BANK,
as Lender and as Administrative Agent

By:	/s/ Thomas Kasulka

Name:	Thomas Kasulka

Title:	Group Director & Senior Vice President

BANK HAPOALIM B.M.,
as Lender

By:	/s/ Frederic S. Becker	By:	/s/

Name:	Frederic S. Becker	Name:

Title:	Senior Vice President	Title:	Senior Vice President

Signature page to First Amendment